Disclaimer Forward - Looking Statements: This presentation includes forward - looking statements as determined by the U.S. Securities and Exchange Commission (the "SEC"). All statements, other than statements of historical facts, included in this presentation that address activities, events, or developments that the company believes or anticipates will or may occur in the future are forward - looking statements. Such forward - looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the company to be materially different from any future results, performance or achievements expressed or implied by such forward - looking statements. Such factors include general economic and business conditions, the ability to acquire and develop specific projects, the ability to fund operations, healthcare services demands, changes in healthcare practices, government regulation, and other factors over which the company has little or no control. The company does not intend (and is not obligated) to update publicly any forward - looking statements. The contents of this presentation should be considered in conjunction with the warnings and cautionary statements contained in the company's recent filings with the SEC.

What does SPIN DO x We have developed a financial model that is good for Doctors and Patients: Doctors: x New Revenue Center for Doctors - paid by 10th of next month x Dr's offset Financial Risk of collecting the account by selling the A/R to SPIN at a discount x Dr's have more Control of Spine Injection Services which produces Better Outcomes x Dr's maximize their control over the Patient outcomes x Dr.'s have Cutting Edge Technology that leads to Better Diagnosis & Outcomes Patients: x Patients are able to get appropriate, necessary & reasonable treatment without delays x Earlier treatment leads to Better Outcomes x No DELAYS from the defense insurance companies by denying services x Accurate diagnosis of Spine Injury problem allows treating doctor to recommend appropriate treatment program x Correct Diagnosis facilitates the settling of the case

Background… x Concept Development x 5 Years x Houston Texas x CEO/Co - Founder - Dr. William Donovan ; Board Certified Orthopedic Surgeon With Successful Prior Ground Floor Public Company Background. x COO/Co - Founder - John Talamas ; An Accountant by Degree With Over 10 years Experience In Developing Marketing Programs For Doctors & Attorneys .

Spine Pain Management (SPIN) x Outstanding Shares Basic/Diluted: 17.3m/18.6m x Insiders Control 10m shares x Profitable since first quarter of operations/6 straight quarters x Organically growing 50%+ per year x A recession proof business with recurring revenues x Consistent Gross Margins with very little SG&A expenses x Grew Q2 2011 Revenues & Net Income 50% over Q1 2011 x Insiders Buying x Built profitable proof of concept with 2 relationships, and 3 more over the last 7 months. Six, anticipated by end of year 2011 and 12 by the end of 2012.

Anatomy Of A Typical Case 1 2 3 4 5 6 7 8 9 10 11 12 13 - 18 1 2 3 4 5 6 7 8 - 13 Attorney Retained PT With Chiro Etc. MRI & Init. Diagnosis Meets Spine Surgeon Diag. NB Injection SPIN Finances Report To Attorney Perk Disk Decomp SPIN Waits For Settlement SPIN Start to Payment Procedure Is Billed CPT $5,500 Per Injection Procedure Is Billed CPT $25,500 Per Injection Patient Months

Case & Procedure Growth… 1106 739 1362 906 1826 1171 0 500 1000 1500 2000 Yr End 2010 Q1 11 Q2 11 First Half 2011 Case & Procedure Growth Cumulative Procedures Cumulative Cases

Q2 Revenues… Net Revenues $785,833 Gross Revenues $1,732,126 2010 Net Revenues $1,253,049 Gross Revenues $2,579,586 2011 $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 Q2 Year Over Year Revenue Comparison

Q2 Net Income… Q2 2010 $270,232 Q2 2011 $306,903 $485,000 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 Net Income Year over Year Net Income Ex – One Time Charge of $310K and one time gain of $131K

Performance - 500 1,000 1,500 2,000 2,500 3,000 3,500 Q1 2010Q2 2010Q3 2010Q4 2010Q1 2011Q2 2011 Q3 Forecast Gross Revenues Net Revenues Net Income Net Income Ex – One Time Charge of 310K and one time gain of $131K

Two Year Projections x 2011 Cumulative x Currently 5 Relationships, One to Two More Anticipated This Year. x Center Average Approx. $200,000/Mo. Net Revenues To SPIN x SPIN Gross Profit Margin Approx. 52% x 2012 Cumulative x 10 - 14 Affiliated Relationships In As Many Cities x Center Average Approx. $200,000/Mo. Net Revenues To SPIN

The Opportunity x SPIN is a recession proof growth business with recurring revenues and profitability x CEO is the largest shareholder and has been buying stock in the open market x In Q1 2011 we were on a 7c EPS run rate, Q2 2011 on a 11c run rate x Our growth is only limited by the cash we have on hand. We can continue to grow 50%+ per year or exponentially grow with the right credit facility.

Company Contact… Dr. William Donovan, Chairman/CEO. 713 - 453 - 8551 drdonovan@spinepaininc.com John Talamas , Chief Operating Officer. 281 - 615 - 4269 jtalamas@spinepaininc.com John Bergeron CPA, Chief Financial Officer. 832 - 489 - 8956 jbergeron@spinepaininc.com http://www.spinepaininc.com

Thank You… Don’t hesitate to call or drop us an email with any questions you may still have. If you are ever in Houston, give us a call and come by for a visit Our Address is: 5225 Katy Fwy # 600 Houston, TX 77007 - 2211 http://www.spinepaininc.com